1 November 6, 2024 SANTANDER HOLDINGS USA, INC. Third Quarter 2024 Fixed Income Investor Presentation

2 This presentation of Santander Holdings USA, Inc. (“SHUSA”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of SHUSA. Words such as “may,” “could,” “should,” “will,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “goal” or similar expressions are intended to indicate forward-looking statements. Although SHUSA believes that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, factors such as the risks and uncertainties described in SHUSA’s filings with the Securities and Exchange Commission from time to time may cause SHUSA’s performance to differ materially from that suggested by the forward-looking statements. If one or more of the factors affecting SHUSA’s forward-looking statements renders those statements incorrect, SHUSA’s actual results, performance or achievements could differ materially from those expressed in or implied by the forward-looking statements. Readers should not consider these factors to be a complete set of all potential risks or uncertainties as new factors emerge from time to time. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre- Tax Pre- Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with generally accepted accounting principles (“GAAP”) and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. SHUSA’s subsidiaries include Santander Consumer USA Inc. (“SC”), Santander Bank, N.A. (“SBNA”), Banco Santander International (“BSI”), Santander Securities LLC (“SSLLC”), Santander US Capital Markets LLC (“SanCap”), as well as several other subsidiaries. The information in this presentation is intended only to assist investors and does not constitute legal, tax, accounting, financial or investment advice or an offer to invest. In making this presentation available, SHUSA gives no advice and makes no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander, S.A. (“Santander”), SHUSA, SBNA, SC or any other securities or investments. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and financial advisors and independently evaluate the risks, consequences, and suitability of that investment. No offering of securities shall be made in the United States except pursuant to registration under the Securities Act of 1933, as amended, or an exemption therefrom. Important Information

3 1 At a Glance 2 Results Appendix 4 Index 3 Core Business Activities

SHUSA

Our business model focuses on four core segments as we continue to leverage Santander's connectivity

Core Segments and Q3'24 Assets ($B)

Segment	Description	Assets ($B)
Consumer	Market-leading full spectrum auto lender and Consumer and Business Banking ("CBB")	$72
Commercial	Leading multifamily bank lender	$28
Corporate & Investment Banking ("CIB")	Global hub for capital markets and investment banking	$27
Wealth Management	Leading brand in LatAm for high-net-worth ("HNW") clients, leveraging Group connectivity	$54[1]

Santander

SHUSA $168B Assets

~11,000 employees

SHUSA is a wholly-owned intermediate holding company for Santander's US entities

SHUSA's Main Subsidiaries



SBNA
Products include:
• $77B deposits
• C&I[3]
• CRE[4]
• Auto
SANCAP
• Fixed-income, real estate, and finance advisory
SC operates in all 50 states
SC
• Leading auto loan originator and top ABS[2] issuer
BSI
• Manages wealth for HNW clients

Santander

1 | Represents assets under management which includes customer deposits, securities, loans and letters of credits
2 | Asset-backed securitization
3 | Commercial and industrial
4 | Commercial real estate

4

5 SHUSA Q3 2024 Highlights FINANCIAL METRICS CREDIT CAPITAL/LIQUIDITY 3.8% NET INTEREST MARGIN (“NIM”) Down 30bps YoY Down 13bps QoQ 11.8% 30-89 DAYS AUTO1 DELINQUENCY Up 104bps YoY Flat to 3Q19 2 12.7% CET1 $193M NET INCOME Up $73M YoY Down $221M QoQ 0.6% QTD NET CHARGE-OFFS3 (“NCOs”) Flat YoY Up 9bps QoQ 24.1% TLAC RATIO 1 | Consumer auto only 2 | Represents pre-COVID-19 levels 3 | Total NCOs (Consumer + Commercial) PERFORMANCE HIGHLIGHTS Revenues  Improving CIB and Auto margins, and strong fee income growth (+26% YoY) driven by consumer and deposit fees, CIB, and FDIC joint-venture in CRE  Offset from strategic balance sheet activities, higher deposit cost, lower loan and lease volume in Auto Expenses  Strategic investments in digital transformation and CIB buildout offset by cost initiatives across the company  One-time legal and restructuring charges in the quarter Credit  Despite ongoing normalization, overall credit performance supported by resilient employment environment Capital and Liquidity  Strong position evidenced by regulatory metrics (Common Equity Tier 1 (“CET1”) and Total Loss-Absorbing Capital (“TLAC”)), stress tests and contingent liquidity

SHUSA Q3 2024 Financial Results and Highlights

($M)	Quarter ended 3Q24	2Q24	3Q23	Change QoQ	YoY
Net interest income ("NII")	**$ 1,383**	**$ 1,403**	**$ 1,471**	**(1%)**	**(6%)**
Other non-interest income	55	64	37	(14%)	49%
Fees & other income	750	932	884	(20%)	(15%)
Net revenue	**2,188**	**2,399**	**2,392**	**(9%)**	**(9%)**
General & administrative expenses	(1,596)	(1,553)	(1,564)	3%	2%
Provision (expense)/benefit	(431)	(481)	(856)	(10%)	(50%)
Income before taxes	**161**	**365**	**(28)**	**(56%)**	**675%**
Tax (expense)/benefit	32	50	148	(36%)	(78%)
Net income	**$ 193**	**$ 415**	**$ 120**	**(53%)**	**61%**
NIM	**3.8%**	**3.9%**	**4.1%**		

Q3 Financial Highlights and Announcements

Results driven by:

- Provisions improved YoY, supported by a resilient employment environment and strategic balance sheet activities including loan sales[1]
- Income before taxes improved YoY, due to strong fee income growth from CIB, Wealth and FDIC joint-venture in CRE
- Net income improved YoY, due factors noted above as well as benefits from electric vehicle tax credits

Launched Openbank By Santander

Santander launched Openbank platform in the US in October to offer a national cloud-based, digital banking platform

"Outstanding" Community Reinvestment Act Rating

Santander Bank, N.A. earned "Outstanding" Community Reinvestment Act rating by the Office of the Comptroller of the Currency ("OCC") for the second three-year assessment period

Santander

1 | During Q3, the Company sold ~$1.3B of personal unsecured loans to a third party. The transaction resulted in a loss on sale of ~$106.8M, offset by a release of the ACL in the amount of ~$101.8M

6

7 1 At a Glance 2 Results Appendix 4 Index 3 Core Business Activities

8 SHUSA continues to target segments with proven competitive advantages such as auto and multifamily Other Liabilities3, 16% Money Market, 15% Certificates of deposit (“CDs”), 13% Secured Structured Financings, 13% Other Borrowings5, 11% Equity4, 11% Noninterest-bearing (“NIB”), 9% Interest-bearing (“IB”), 7% Savings, 2% Revolving Credit Facilities, 2% Trading Liabilities, 1% Auto Loans, 27% Investments, 17% Other Assets2, 11% C&I, 10% Cash, 10% Auto Leases1, 7% Multifamily, 6% CRE, 5% Residential, 4% Goodwill and Other Intangibles, 2% Other Consumer Loans, 1% $168B Assets $150B Liabilities $18B Equity4 Q3 Balance Sheet Overview 1 | Operating leases 2 | Includes restricted cash and federal funds sold and securities purchased under resale agreements or similar arrangements. 3 | Includes federal funds purchased and securities loaned or sold under repurchase agreements 4 | Includes mezzanine equity 5 | Includes Federal Home Loan Bank (“FHLB”) borrowings

9 Balance Sheet Trends | Assets 1 | Includes securities purchased under repurchase agreements  Loans and leases down 5.5% YoY and 1.9% QoQ, driven by C&I  Loan yields slightly increased in both commercial and consumer. Auto yields increased 0.88% YoY and 0.04% QoQ. Commercial yields increased 0.48% YoY and 0.12% QoQ Loans & Leases ($B) Q3 Recap Assets ($B) Yield On Loans 45 44 43 45 45 20 19 18 18 17 19 19 19 19 19 14 14 14 13 13 7 7 7 7 7 5 4 4 4 3 $110 $107 $105 $106 $104 3Q23 4Q23 1Q24 2Q24 3Q24 5.6% 13.2% 12.0% 9.4% 0% 5% 10% 15% 20% Total commercial Auto Total consumer Total loans 96 93 92 93 91 25 25 26 28 29 20 20 20 21 18 11 13 14 13 17 14 14 14 13 13 $166 $165 $166 $168 $168 3Q23 4Q23 1Q24 2Q24 3Q24 Leases Short-Term Funds Other Assets¹

10 0.4% 1.0% 1.5% 1.8% 2.2% 2.3% 2.5% 2.6% 2.6% 0.4% 1.0% 1.5% 1.8% 2.2% 2.4% 2.6% 2.7% 2.8% 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 SBNA SHUSA Consumer 62% Commercial 17% CIB 6% Wealth Management 7% Other2 8% Balance Sheet Trends | Liabilities Liabilities & Equity ($B) Deposits by Business Deposits ($B) Cost of Deposits 1 1 | Other liabilities include securities sold under repurchase agreements and trading liabilities 2 | Other consists of deposits related to certain of SHUSA’s immaterial subsidiaries and corporate treasury deposits 3 | Cycle beta represents deposit beta measured relative to 519bps change in average Fed Funds effective rate since the beginning of the rate hiking cycle, which ended in Q3 2024 Q3 2024 Insured Deposits SBNA 62% SBNA up cycle beta3 (Q4’21-Q3’24) = 49% SHUSA up cycle beta3 (Q4’21-Q3’24) = 51% 61 61 63 62 63 43 44 44 44 44 28 26 26 29 28 18 18 18 18 18 16 16 15 15 15 $166 $165 $166 $168 $168 3Q23 4Q23 1Q24 2Q24 3Q24 25 25 25 25 26 19 20 22 21 21 16 16 15 15 15 12 12 12 12 12 5 4 4 4 4 $77 $77 $78 $77 $78 3Q23 4Q23 1Q24 2Q24 3Q24 CDs Money Market

Liquidity & Wholesale Funding

Borrowed Funds Profile: Balance ($B)

	Q3 2024	Q2 2024	Q3 2023	% Variance QoQ	% Variance YoY
SHUSA Unsecured Debt[1]	$ 13.9	$ 12.5	$ 11.0	11%	26%
SBNA Unsecured Debt[2]	2.0	2.0	-	-	-
FHLB	2.2	2.8	7.0	(19%)	(68%)
Credit-Linked Notes ("CLNs")	1.0	1.2	1.1	(10)%	(5)%
Third-Party Secured Funding[3]	2.7	3.7	3.7	(27)%	(27)%
Amortizing Notes	2.2	2.5	4.4	(13%)	(50%)
Securitizations	20.4	18.9	15.8	8%	29%
Total SHUSA Funding	44.4	43.5	43.0	2%	3%
Preferred Equity Issuance to Santander	$ 2.0	$ 2.0	$ 1.5	-	33%

SBNA Contingent Liquidity[4] ($B)



3Q'24 Ratio: 156%
Cash and Immediately Available Sources of Liquidity
45.7
Liquidity from released govt. deposit collateral[5]
2.8
Liquidity from unencumbered securities (5% haircut)
2.5
Discount Window
12.8
Capacity at FHLB
14.2
Cash at Federal Reserve
13.4
Q3 Uninsured Deposits
29.3

SBNA Deposits	Q2 2024	Q3 2024
SBNA Insured Deposits	63%	62%

Santander

1 | Includes the subordinated notes; includes BSI unsecured
2 | These notes are payable to SHUSA's parent company, Santander
3 | The warehouse lines and repurchase facilities are fully collateralized by a designated portion of SHUSA's retail installment contracts ("RICs"), leased
4 | As of 9/30/2024
5 | Includes high quality liquid assets that are encumbered as collateral for uninsured government deposits

11

Debt & Total Loss-Absorbing Capacity

- SHUSA is SEC-registered and issues under the ticker symbol "SANUSA", with ratings for SHUSA of Baa2(Moody's)/BBB+(Fitch and S&P)
- SHUSA meets Federal Reserve's TLAC and long-term debt ("LTD") requirements[1], with 24.05% TLAC, 9.17% eligible LTD and a CET1 ratio of 12.72%
  - In September 2024, SHUSA executed $1B fixed-to-floating 6nc5yr at 5.353%

SHUSA Debt Maturity Schedule[2] ($B)



$2.10
$1.00
3.45%
$1.10
4.50%
2025
$1.88
$0.50
5.81%
$0.43
SOFR+ 135BPS
$0.95
3.24%
2026
$2.30
$0.75
6.89%
$1.05
4.40%
$0.50
6.12%
2027
$1.00
$1.00
2.49%
2028
$1.50
$0.50
6.57%
$1.00
6.50%
2029
$2.00
$1.00
6.17%
$1.00
5.35%
2030
$1.00
$0.50
2.88%
$0.50
7.66%
2031
$0.50
$0.50
7.18%
2032
$0.75
$0.75
6.34%
2035
$2.00
$1.00
9.38%
$0.50
8.17%
$0.50
8.41%
Perpetual
Private placement
Public issuance
Internal TLAC

Santander

1 | SHUSA must hold the higher of 18% of its risk-weighted assets ("RWAs") or 9% of its total consolidated assets in the form of TLAC, of which 6% of its RWAs or 3.5% of total consolidated assets must consist of LTD. In addition, SHUSA must maintain a TLAC buffer composed solely of CET1 capital and will be subject to restrictions on capital distributions and discretionary bonus payments based on the size of the TLAC buffer it maintains.

2 | Senior debt issuance data as of September 30, 2024

12

13 As of October 1st, 2024, SHUSA’s current stress capital buffer (“SCB”) requirement is 3.5%, resulting in an overall CET1 capital requirement of 8% Capital Ratios Tier 1 Risk-Based Capital Ratio1 CET11 CET1 AFS & HTM Marked2 11.26% 10.85% 10.94% 11.02% Tier 1 Leverage Ratio1 Total Risk-Based Capital Ratio1 1 | Under capital rules, SHUSA is not required to include negative accumulated other comprehensive income (“AOCI”) in regulatory capital, but as a subsidiary of a global systemically important bank (“GSIB”) we manage AOCI closely as it impacts regulatory capital at the global consolidated level 2 | Estimate considering the full liquidation value of available-for-sale (“AFS”) of held-to-maturity (“HTM”) securities, net of statutory tax (26%) 12.8% 12.4% 12.5% 12.6% 12.7% 3Q23 4Q23 1Q24 2Q24 3Q24 11.42% 14.2% 14.3% 14.4% 14.5% 14.6% 3Q23 4Q23 1Q24 2Q24 3Q24 10.3% 9.8% 9.7% 9.9% 9.8% 3Q23 4Q23 1Q24 2Q24 3Q24 16.3% 16.4% 16.5% 16.6% 16.7% 3Q23 4Q23 1Q24 2Q24 3Q24

Quarterly Profitability


NII ($M)
$1,471
$1,403
$1,378
$1,403
$1,383
3Q23
4Q23
1Q24
2Q24
3Q24


Pre-Provision Net Revenue("PPNR") ($M)
$828
$470
$756
$846
$592
3Q23
4Q23
1Q24
2Q24
3Q24


Pre-Tax Income ($M)
($28)
($149)
$351
$365
$161
3Q23
4Q23
1Q24
2Q24
3Q24


Net Income ($M)
$120
($58)
$343
$415
$193
3Q23
4Q23
1Q24
2Q24
3Q24

Santander

14

15 Net Interest Income & Net Interest Margin NIM 4.1% 3.9% 3.8% $2,115 $2,162 $2,166 $219 $209 $222 $581 $844 $729 $232 $290 $309 $440 $519 $528 $675 $965 $861 $33 $45 $45 $528 $573 $609 Q3 2023 Q2 2024 Q3 2024 $3,426 Int. Income Int. Income Int. IncomeInt. Expense Int. Expense Int. Expense $3,147 $3,505 $1,676 $2,102 $2,043 NII $1,471 $1,403 $1,383-1% -6% Securities F.F.1 sold & repos Interest-earning deposits Loans Borrowings Trading liabilities F.F.1 purchased & repos Deposits SHUSA NII ($M) NII & NIM Drivers Stabilization of NII and NIM driven by:  Improved Auto Loan margins and higher cash rate  Higher interest income on investment securities Offset by:  Higher interest-bearing deposits, money market and CD products  Higher interest expense on borrowed funds and securities financing activities 1 | Federal funds

16 $20 $112 $(67) $79 $96 $105 $618 $559 $536 $104 $98 $102 $63 $67 $74 $37 $64 $55 $921 $996 $805 3Q 2023 2Q 2024 3Q 2024 Net gain on sale of investment securities Asset and wealth management fees Capital market revenue Lease income Consumer and commercial fees Miscellaneous income, net Non-Interest Income % Change YoY QoQ +49% (14%) +18% +11% (2%) +4% (13%) (4%) +32% +9% (419)% (159)% Non-interest income decreased 19% QoQ and 13% YoY driven by:  Decreased miscellaneous income2 due to strategic activities within CBB  Decreased lease income due to less active leased vehicle units Offset by:  Increased net gains recognized in earnings due to an increase from trading securities gains  Increased fees within CIB (SanCap), Wealth, CBB, and Auto Non-Interest Income ($M) Non-Interest Income Drivers -19% -13% 1 | Includes equity investment income/(expense), net, excludes asset and wealth management fees 2 | During Q3, the Company sold ~$1.3B of personal unsecured loans to a third party. The transaction resulted in a loss on sale of ~$106.8M, offset by a release of the ACL in the amount of ~$101.8M 1

17 % Change YoY QoQ +45% +18% (8%) +3% +1% +4% +7% +1% (2%) (1%) +1% (0)% $528 $534 $533 $161 $159 $157 $184 $195 $196 $87 $84 $87 $480 $430 $443 $124 $153 $180 3Q23 2Q24 3Q24 $1,564 $1,553 $1,596 Expenses increased 3% QoQ and 2% YoY driven by:  Investment in continued banking system build-outs  Increase in regulatory fees and litigation reserves Offset by:  Lower auto lease volumes, resulting in lower depreciation and lease expense, YoY +3% +2% Expenses ($M) Expense Drivers Other expense Lease Loan Technology Occupancy and equipment Compensation and benefits General, Administrative, and Other Expenses

18 Credit Loss Expense Credit Loss Expense ($M) Total ACL ($M) Total Net Charge-offs ($M) Total ACL Coverage ($M) 1 | Allowance for loan and lease losses 2 | Allowance for credit losses $856 $619 $405 $481 $431 3Q23 4Q23 1Q24 2Q24 3Q24 $618 $683 $598 $511 $595 3Q23 4Q23 1Q24 2Q24 3Q24 30-Sep-23 30-Jun-24 30-Sep-24 ALLL1, beginning of period (“BOP”) $ 6,733 $ 6,742 $ 6,718 Credit loss expense 869 485 438 Net charge-offs (618) (511) (595) ALLL1, end of period (“EOP”) 6,984 6,718 6,561 Reserve for unfunded lending commitments, BOP 86 57 53 Credit loss (benefit) unfunded lending commitments, EOP (13) (4) (7) Reserve for unfunded lending commitments, EOP 73 53 46 Total ACL2, EOP $ 7,057 $ 6,771 $ 6,607 $7,057 $6,993 $6,799 $6,771 $6,607 7.3% 7.5% 7.4% 7.3% 7.3% $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 0% 1% 2% 3% 4% 5% 6% 7% 8% 3Q23 4Q23 1Q24 2Q24 3Q24 ACL coverage $ ACL coverage %

19 1 At a Glance 2 Results Appendix 4 Index 3 Core Business Activities

Business Activities Overview

Consumer

- Market-leading full-spectrum auto lender
- CBB, attracts customers nationwide through its new digital banking platform, Openbank

Auto Relationships:

Preferred Lending	Pass-Through	Strategic
STELLANTIS	NISSAN	TESLA
MITSUBISHI MOTORS	CARMAX	mobilityworks
INEOS		enterprise
LOTUS		Santander

Commercial

C&I: Provides services to a range of commercial customers

CRE: Primarily multifamily loans, and robust servicing fee income from FDIC joint venture

Q3 CRE portfolio consists mostly of multifamily[1,2,3]



Other 5%
Industrial 8%
Retail 6%
Office 10%
Multifamily 53%
Multifamily Construction 18%

Corporate & Investment Banking

Financing and banking services to corporations with institutional broker dealer, SanCap

- Investment banking
- US fixed-income market making
- Sales & trading
- Structuring and advisory services
- Equity research reports

Wealth Management

Banco Santander International, leads in international private banking

- Servicing LatAm UHNW and HNW individuals
- Four investment platforms
- Edge Act corporation
- Present in Miami, New York, Houston & San Diego



Banking and Investment Services
Portfolio Advisory
Discretionary Portfolio Management
Active Investment Services
Banker
Client
Advisor
Alternative Investments
Value Added Services
Structured Products
Credit Advisory
Real Estate Advisory
Wealth Planning

Santander

1 | Multifamily Construction is within "CRE" in SHUSA public filings . Total Multifamily for 10Q = $9.98B and Total other CRE = $8.83B.
2 | Excludes commercial vehicle financing.
3 | Does not include the acquired 20% interest in a structured limited liability company (the "Structured LLC") for approximately $1.1 billion. The Structured LLC was established by the FDIC to hold and service a $9 billion portfolio primarily consisting of New York-based rent-controlled and rent-stabilized multifamily loans retained by the FDIC following a recent bank failure. SBNA classifies its 20 percent interest in the Structured LLC as an AFS debt security.

20

Consumer Activities | Auto and CBB

Income Statement Data[1]

($M)	3Q 2024 Auto	3Q 2024 CBB	3Q 2023[2] Auto	3Q 2023[2] CBB	Total Consumer Activities YoY
NII	$908	$360	$927	$407	(4.9)%
Non-interest income	546	(39)	624	59	(25.8)%
Credit losses expense/(benefit)	520	(83)	783	32	(46.3)%
Total expenses	772	348	817	360	(4.8)%
Income/(loss) before income taxes	162	56	(49)	74	748.5%

($B)	2024		2023		YoY
Total assets as of 9/30	$ 62	$ 10	$ 63	$ 13	(4.7)%

Loans and Deposits ($B)

	3Q 2024	3Q 2023[2]	YoY
Residential mortgages	$ 4.5	$ 4.9	(7.9)%
Home equity loans and lines of credit	2.2	2.6	(15.2)%
Auto loans	44.9	44.9	0.1%
Personal unsecured loans	1.9	4.4	(56.9)%
Other consumer	0.1	0.1	(39.6)%
Total consumer loans[5]	53.6	56.9	(5.8)%
Total consumer deposits	$ 47.6	$ 47.3	0.8%

Auto Distribution by FICO® Segment[3,4]



>=640
600-639
<600
No FICO
14%
17%
53%
16%
15%
17%
51%
17%
21%
18%
51%
11%
34%
16%
41%
9%
38%
16%
38%
9%
39%
16%
38%
7%
41%
17%
35%
7%
42%
18%
34%
6%
42%
19%
33%
6%
2016
2017
2018
2019
2020
2021
2022
2023
Q3'24

Total Auto Originations ($M)



$7,036
Lease $1,379
Non-Prime Loans $3,352
Prime Loans $2,305
$7,841
Lease $1,321
Non-Prime Loans $3,860
Prime Loans $2,659
$6,724
Lease $793
Non-Prime Loans $3,448
Prime Loans $2,483
Q3 2023
Q2 2024
Q3 2024

Santander

1 | Quarter-to-date
2 | Prior period data has been recast
3 | Data as of September 30, 2024
4 | Auto loans excludes commercial fleet and loans held-for-sale ("LHFS")
5 | Ending balance loans and leases held-for-investment ("HFI")

21

22 Income Statement Data1 Loans and Deposits ($B) Commercial Activities | CRE, Multifamily, and C&I Q3 CRE Portfolio and Geographic Diversification3 Q3 Portfolio by maturity and interest rate3 ($M) 1 | Quarter-to-date 2 | Prior period data has been recast 3 | Data as of September 30, 2024 4 | Ending balance loans and leases HFI $- $1.0 $2.0 $3.0 $4.0 $5.0 In One Year or Less One to Five Years Five+ Years Fixed Rate CRE Fixed Rate Multifamily Variable Rate CRE Variable Rate Multifamily Multifamily 53% Multifamily Construction 18% Office 10% Retail 6% Industrial 8% Other 5% CRE TOTAL ~ $18.8B NY 31% NJ 12% TX 9%MA 8% Other 40% 3Q 2024 3Q 20232 Total Commercial Activities C&I CRE C&I CRE YoY ($M) NII $ 92 $ 121 $ 81 $ 115 9.3% Non-interest income 18 21 11 8 106.4% Credit losses expense/(benefit) (13) 16 (8) 56 (93.1)% Total expenses 51 33 59 34 (10.1)% Income/(loss) before income taxes 72 93 41 33 124.8% ($B) 2024 2023 YoY Total assets as of 9/30 $ 4 $ 24 $ 5 $ 22 0.9% 3Q 2024 3Q 2023 2 YoY ($B) C&I loans $ 9.8 $ 12.3 (20.6)% CRE loans 8.8 8.6 2.8% Other commercial 7.5 7.4 1.9% Multifamily loans 10.0 10.8 (7.8)% Total commercial loans 4 36.1 39.1 (7.7)% Total commercial deposits 13.4 $ 12.8 4.4%

23 CIB Income Statement Data Wealth Income Statement Data 3Q 2024 3Q 20231 YoY ($M) NII $ 26 $ 49 (46.8)% Non-interest income 153 90 69.4% Credit losses expense / (benefit) (8) (5) 58.7% Total expenses 225 160 40.7% Income/(loss) before income taxes (38) (16) 141.9% ($B) 2024 2023 YoY Total assets as of 9/30 $ 27 $ 28 (0.1)% Total deposits as of 9/30 4.7 4.0 17.9% 3Q 2024 3Q 20231 YoY ($M) NII $ 53 $ 67 (20.2)% Non-interest income 82 67 23.1% Credit losses expense / (benefit) - 0.2 - Total expenses 70 73 (3.7)% Income/(loss) before income taxes 65 60 8.1% Asset and wealth management fees 74 63 17.6% ($B) 2024 2023 YoY Total assets as of 9/30 $ 8 $ 7 9.9% Total deposits as of 9/30 5.6 5.3 6.7% 1 | Prior period data has been recast CIB & Wealth Management

24 1 At a Glance 2 Results Appendix 4 Index 3 Core Business Activities

25 Loan Delinquency by Business Portfolio 1 | Based on a percentage of financing receivables for their respective loan businesses 2 | Other consumer ($40.4M in Q3 2024) primarily includes recreational vehicle ("RV") and marine loans 3 | Other commercial ($7.5B in Q3 2024) includes commercial equipment vehicle financing leveraged leases and loans Consumer: 30-89 Days Past Due1 Consumer: 90+ Days Past Due1 Commercial: 30-89 Days Past Due1 Commercial: 90+ Days Past Due1 0.0% 5.0% 10.0% 15.0% Residential Mortgage Home Equity Auto Loans Personal Unsecured Other Consumer ² 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% Residential Mortgage Home Equity Auto Loans Personal Unsecured Other Consumer ² 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% CRE C&I Multifamily Other Commercial ³ 0.0% 0.5% 1.0% 1.5% 2.0% CRE C&I Multifamily Other Commercial ³

26 Charge-offs and Recoveries by Business Portfolio Net charge-offs1 Charge-offs1,2 Recoveries3 1 | Charge-offs and NCOs are based on a percentage of their respective average loan balances 2 | Includes current period gross write-offs for Q3 2024 by class of financing receivable 3 | Recoveries are based on a percentage of gross charge-offs  Consumer NCOs flat YoY, primarily due to current year activity in Auto loans reflecting normalization in credit performance post- pandemic.  There has been an increase in NCOs in the personal unsecured loans portfolio due to high borrowing costs and persistent inflation. 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% Commercial Consumer 0.0% 0.4% 0.8% 1.2% 1.6% 2.0% Commercial Consumer 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% Commercial Consumer

27  Q3 ACL was $6.6 billion, a decrease of $385 million from December 31, 2023. The decrease in the ACL was primarily driven by improvement in the macroeconomic outlook for certain macro variables, seasonally expected lower delinquencies in auto loans, sale of certain personal unsecured loans and off-balance sheet securitizations of auto loans and lower exposure in personal unsecured loans.  The ACL for the consumer segment decreased by $345 million, and the ACL for the commercial segment decreased $40 million, compared to December 31, 2023. Total Allowance For Credit Losses 1 | Includes ACL for unfunded commitments September 30, 2024 June 30, 2024 December 31, 2023 September 30, 2023 (Unaudited) (Unaudited) (Audited) (Unaudited) Total loans held for investment (“LHFI”) $ 89,686 $ 92,334 $ 93,047 $ 96,000 Total ACL1 6,607 6,771 6,993 7,057 Total Allowance Ratio 7.4% 7.3% 7.5% 7.3% Allowance Ratios ($M)

28 Santander1 A2/Baa1 SHUSA Baa2 SBNA2 Baa1 Santander1 A+/A- SHUSA BBB+ SBNA A- Stable outlook (May 29, 2024)  Outlook remains “stable” for all ratings and entities  In May 2024, Fitch affirmed our rating of BBB+ and outlook Stable and in July S&P Affirmed our rating of BBB+ and outlook Stable SR. DEBT RATINGS BY SANTANDER ENTITY Santander1 A/A- SHUSA BBB+ SBNA BBB+ Stable outlook (October 19, 2023) Stable outlook (July 26, 2024) Rating Agencies 1 | Senior preferred debt / senior non-preferred debt 2 | SBNA long-term issuer rating

29 SHUSA | Quarterly Trended Statement Of Operations ($M) 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Interest income $ 3,147 $ 3,184 $ 3,254 $ 3,505 $ 3,426 Interest expense (1,676) (1,781) (1,876) (2,102) (2,043) NII 1,471 1,403 1,378 1,403 1,383 Fees & other income 884 693 873 932 750 Other non-interest income 37 36 65 64 55 Net revenue 2,392 2,132 2,316 2,399 2,188 General, administrative, and other expenses (1,564) (1,662) (1,560) (1,554) (1,596) Credit loss expense (856) (619) (405) (481) (431) Income before taxes (28) (149) 351 364 161 Income tax (expense) / benefit 148 91 (8) 50 32 Net income / (loss) 120 (58) 343 414 193 NIM 4.1% 3.9% 3.8% 3.9% 3.8%

30 SHUSA | Non-GAAP Reconciliations ($M) 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 SHUSA pre-tax pre-provision income Pre-tax income / (loss) $ 304 $ 121 $ 325 $ 639 $ (28) ($149) $351 $364 $161 (Release of) / provision for credit losses 636 761 542 209 856 619 405 481 431 Pre-tax pre-provision Income 940 882 867 848 828 470 756 846 592 CET1 to risk-weighted assets CET1 capital 18,025 16,256 15,916 15,942 15,788 14,205 14,173 14,346 14,512 Risk-weighted assets 118,818 123,031 125,707 124,502 123,142 114,789 113,115 113,864 114,104 Ratio 15.2% 13.2% 12.7% 12.8% 12.8% 12.4% 12.5% 12.6% 12.7% Tier 1 leverage Tier 1 capital 18,370 17,101 16,646 17,672 17,518 16,435 16,288 16,461 16,627 Avg total assets, leverage capital purposes 165,054 167,686 172,191 177,521 169,570 167,284 167,080 166,480 169,947 Ratio 11.1% 10.2% 9.7% 10.0% 10.3% 9.8% 9.7% 9.9% 9.8% Tier 1 risk-based Tier 1 capital 18,370 17,101 16,646 17,672 17,518 16,435 16,288 16,461 16,627 Risk-weighted assets 118,818 123,031 125,707 124,502 123,142 114,789 113,115 113,864 114,104 Ratio 15.5% 13.9% 13.2% 14.2% 14.2% 14.3% 14.4% 14.5% 14.6% Total risk-based Risk-based capital 20,396 19,607 19,171 20,179 20,027 18,838 18,690 18,871 19,021 Risk-weighted assets 118,818 123,031 125,707 124,502 123,142 114,789 113,115 113,864 114,104 Ratio 17.2% 15.9% 15.3% 16.2% 16.3% 16.4% 16.5% 16.6% 16.7%

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